SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2018
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES [Abstract]
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting: These consolidated financial statements (“financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S.GAAP”).

Principles of Consolidation: Entities in which NAT has controlling financial interest are consolidated. Subsidiaries are consolidated from the date on which control is obtained. The subsidiaries’ accounting policies are in conformity with U.S.GAAP. All intercompany balances and transactions have been eliminated in the consolidation.

Use of Estimates: Preparation of financial statements in accordance with U.S.GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The effects of changes in accounting estimates are accounted for in the same period in which the estimates are changed.

Foreign Currency Translation: The functional currency of NAT is the United States (“U.S.”) dollar as all revenues are received in U.S. dollars and the majority of the expenditures are incurred and paid in U.S. dollars. Transactions in foreign currencies during the year are translated into U.S. dollars at the rates of exchange in effect at the date of the transaction. The Company’s subsidiaries of NATC, NAT Chartering AS, and the European branch of Scandic, have Norwegian Kroner as their functional currency. All assets and liabilities of those entities are translated into U.S. dollars as of each balance sheet date. Translation gains and losses are reflected in shareholders’ equity as part of accumulated other comprehensive loss.

Revenue and Expense Recognition: Revenues and expenses are recognized on the accruals basis. Revenues are generated from spot and time charters.

Spot Charters: For vessels operating on spot charters, voyage revenues are recognized ratably over the estimated length of each voyage, on a load-to-discharge basis and, therefore, are allocated between reporting periods based on the relative transit time in each period. Voyage expenses are capitalized between the discharge port of the immediately previous cargo, or contract date if later, and the load port of the cargo to be chartered if they qualify as fulfillment costs. Incremental cost to obtain a contract is capitalized and amortized ratably over the estimated length of each voyage, calculated on a load-to-discharge basis. The impact of recognizing voyage expenses ratably over the length of each voyage is not materially different on a quarterly and annual basis from a method of recognizing such costs as incurred. Expected losses that are deemed probable on voyages are provided for in full at the time such losses can be estimated. A voyage is deemed to commence upon loading of cargo and is deemed to end upon the completion of discharge of the same cargo. The Company does not capitalize fulfilment cost or recognize revenue if a charter has not been contractually committed to by a customer.

As the Company’s performance obligations are services which are received and consumed by our customers as we perform such services, revenues are recognized over time proportionate to the days elapsed since the service commencement compared to the total days anticipated to complete the service. Freight is generally billed to the customers after the cargo has been discharged and the performance obligation fulfilled by the Company. The Company is responsible for paying voyage expenses and the charterer is responsible for any delay at the load and discharge ports. Demurrage earned during a spot charter represents a variable consideration. The Company recognizes such revenues in the voyage estimates only to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur . Voyage estimates are reviewed and updated over the term of the spot charter contract. When the Company’s tankers are operating on spot charters the vessels are traded fully at the risk and reward of the Company. The Company considers it appropriate to present the gross amount of earned revenue from the spot charter, showing voyage expenses related to the voyage separately in the Statements of Operations.

Time Charters: Under a time charter, the charterer pays for the voyage expenses, such as port, canal and fuel costs, while the Company pays for vessel operating expenses, including, among other costs, crew costs, provisions, deck and engine stores, lubricating oil, insurance, maintenance and repairs and costs relating to a vessel’s intermediate and special surveys. Revenues from time charter contracts are accounted for as fixed rate operating leases and are recognized daily over the term of the charter. Time charter agreements with profit-sharing are recognized when the contingency related to it is resolved.

Vessel Operating Expenses: Vessel operating expenses include crewing, repair and maintenance, insurance, stores, lubricants, management fee, communication expenses and tonnage tax. These expenses are recognized when incurred.

Cash and Cash Equivalents: Cash and cash equivalents consist of highly liquid investments such as time deposits with original maturities when acquired of three months or less.

Accounts Receivable, Net: Accounts receivable and other receivables are presented net of allowance for doubtful balances. The Company regularly reviews its accounts receivables and estimates the amount of uncollectible receivables each period and provides for an allowance for uncollectable amounts. The assessment of the allowance is based on the age of the unpaid receivables, financial status of the customer and other relevant information. As of December 31, 2018 and December 31, 2017, we made an allowance of approximately $354,000 and $150,000 for doubtful receivables, respectively.

Inventories: Inventories, which are comprised of bunker fuel and lubrication oil, are stated at the lower of cost or market. Cost is determined on a first-in, first-out (“FIFO”) basis.

Vessels, Net: Vessels are stated at their historical cost, which consists of the contracted purchase price and any direct expenses incurred upon acquisition (including improvements, on site supervision expenses incurred during the construction period, commissions paid, delivery expenses and other expenditures to prepare the vessel for its initial voyage) less accumulated depreciation. Financing costs incurred during the construction period of the vessels are also capitalized and included in vessels’ cost based on the weighted-average method. Certain subsequent expenditures for conversions and major improvements are also capitalized if it is determined that they appreciably extend the life, increase the earning capacity or improve the efficiency or safety of the vessel. Depreciation is calculated based on cost less estimated residual value, and is provided over the estimated useful life of the related assets using the straight-line method. The estimated useful life of a vessel is 25 years from the date the vessel is delivered from the shipyard. Repairs and maintenance are expensed as incurred.

Impairment of Vessels: The Company reviews for impairment long-lived assets held and used whenever events or changes in circumstances indicate that the carrying amount of the assets may not be recoverable. In this respect, the Company reviews its assets for impairment on a vessel by vessel basis. When the estimate of undiscounted cash flows, excluding interest charges, expected to be generated by the use of the asset is less than its carrying amount, the Company evaluates the asset for impairment loss. The impairment loss is determined by the difference between the carrying amount of the asset and fair value (based on broker estimates). In developing estimates of future undiscounted cash flows, the Company makes assumptions and estimates about the vessels’ future performance, with the significant assumptions being related to charter rates, fleet utilization, operating expenses, capital expenditures/periodical maintenance, residual value and the estimated remaining useful life of each vessel. The assumptions used to develop estimates of future undiscounted cash flows are based on historical trends as well as future expectations. The estimated net operating cash flows are determined by considering an estimated daily time charter equivalent for the remaining operating days of the vessel, net of brokerage commissions, expected outflows for vessels’ maintenance and vessel operating expenses (including planned drydocking expenditures). The Company estimates the daily time charter equivalent for the remaining operating days, utilizing available market data for spot market rates for the initial two-year period and the most recent fifteen-year historical average for similar vessels for the remaining estimated life of the vessel. Useful economic life is assumed to be 25 years from the delivery of the vessel from the shipyard. The salvage value used in the impairment test is estimated to be $8.0 million per vessel. If the Company’s estimate of undiscounted future cash flows for any vessel is lower than the vessel’s carrying value, the carrying value is written down, by recording an impairment charge.

Drydocking: The Company’s vessels are required to be drydocked approximately every 30 to 60 months. The Company capitalizes eligible costs incurred during drydocking and amortizes those costs on a straight-line basis from the completion of a drydocking or intermediate survey to the estimated completion of the next drydocking. Drydocking costs include a variety of costs incurred while vessels are placed within drydock, including expenses related to the dock preparation and port expenses at the drydock shipyard, general shipyard expenses, expenses related to hull, external surfaces and decks, expenses related to machinery and engines of the vessel, as well as expenses related to the testing and correction of findings related to safety equipment on board. The Company includes in capitalized drydocking those costs incurred as part of the drydock to meet classification and regulatory requirements. The Company expenses costs related to routine repairs and maintenance performed during drydocking, and for annual class survey costs. Ballast tank improvements are capitalized and amortized on a straight-line basis over a period of eight years. The capitalized and unamortized drydocking costs are included in the book value of the vessels. Amortization expense of the drydocking costs is included in depreciation expense.

Leases: The Company bareboat charters certain vessels under leasing agreements. Sale-leaseback arrangements where the transaction is not considered a sale under ASC 606 are accounted for as a financing transaction. Consideration received in such sale-leaseback arrangements is recorded as a financial liability. Each lease payment is allocated between liability and interest expense to achieve a constant rate on the financial liability outstanding. The interest element is charged as Interest Expense over the lease period.

Investments in Equity Method Investees: Investments in other entities where the Company has “significant influence” in accordance with U.S.GAAP are accounted for using the equity method of accounting. Under the equity method of accounting, the investment is stated at initial cost and is adjusted for subsequent additional investments and the Company’s proportionate share of earnings or losses and distributions. The Company evaluates its investment in equity method investees for impairment when events or circumstances indicate that the carrying value of the investment may have experienced an other than temporary decline in value below its carrying value. If the estimated fair value is less than the carrying value and is considered an other than temporary decline, the carrying value is written down to its estimated fair value and the resulting impairment is recorded in the Statements of Operations.

Investment Securities: Equity securities are recorded at fair value with changes in fair value recognized in net income.

Goodwill: Goodwill represents the excess of costs over the fair value of the assets of businesses NAT has acquired. Goodwill is not amortized, but instead tested for impairment at the reporting unit level on an annual basis as of December 31, or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. When goodwill is tested for impairment, the Company may elect to assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount, including goodwill. Alternatively, the Company may bypass this step and use a fair value approach to identify potential goodwill impairment and, when necessary, measure the amount of impairment. The Company uses a discounted cash flow model to determine the fair value of the reporting unit, unless there is a readily determinable fair market value.

Deferred Compensation Liability: The Company has one individual deferred compensation agreement with the Company’s CEO. The former CFO & EVP had an individual deferred compensation agreement, denominated in Norwegian currency, where further benefits do not accrue upon leaving the Company as of Dec 31, 2017. The liabilities are accounted for on an accrual basis using actuarial calculations. Any currency translation adjustments as well as actuarial gains and losses are recognized in general and administrative expenses as incurred.

Segment Information: The Company has identified only one operating segment. The Company has only one type of vessel – Suezmax crude oil tankers. The Company does not provide a geographical analysis because the Company’s business is global in nature and the location of its vessels continually changes.

Fair Value of Financial Instruments: The fair values of cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities approximate carrying value because of the short-term nature of these instruments.

Deferred Financing Costs: Financing costs, including fees, commissions and legal expenses are deferred and amortized over the term of the arrangement, which approximates the effective interest method. Incurred fees related to loans not yet drawn are presented as Other non-current Assets. The deferred financing costs are accounted as a direct deduction from the associated debt liability.

Stock-Based Payments: The fair value of restricted shares to employees is estimated based on the market price of the Company’s shares. The fair value of restricted shares granted to employees is measured at grant date and the Company records the compensation expense for such awards over the requisite service period.

Income Taxes: The Company is incorporated in Bermuda. Under current Bermuda law, the Company is not subject to corporate income taxes. The statutory applicable rate to consolidated corporate earnings is 0%.

Two of the Company’s wholly-owned subsidiaries are located in Norway and are subject to income tax in that jurisdiction at 23%, 24%, and 25% for the years ended December 31, 2018, 2017 and 2016, respectively, of their taxable profit. The income tax expensed for year ended December 31, 2018, 2017 and 2016 was $79,000, $83,000, and $102,000, respectively. Deferred tax assets related to these entities are inconsequential. The Company does not have any unrecognized tax benefits, material accrued interests or penalties related to income taxes.

Concentration of Credit Risk: Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents and accounts receivable. The Company’s cash is primarily held in major banks and financial institutions and typically insured up to a set amount. Accordingly, the Company believes the risk of any potential loss on deposits held in these institutions is remote. Concentrations of credit risk relative to accounts receivable are limited to our client base in the oil and energy industry that may be affected by changes in economic or other external conditions. The Company does not require collateral for its accounts receivable. The fair value of the financial instruments approximates the net book value.

For the year ended December 31, 2018, one customer accounted for 10.5% of the spot charter revenues. For the year ended December 31, 2017, one customer accounted for 12% of the spot charter revenues. For the year ended December 31, 2016, one customer accounted for 32% of the spot charter revenues.

Accounts receivable, net, as of December 31, 2018, and 2017 were $22.1 and $21.7 million, respectively. As of December 31, 2018, three charterers accounted for 49% of the outstanding accounts receivable, with 24%, 13%, and 12%. As of December 31, 2017, two charterers accounted for 25% of the outstanding accounts receivable, with 11% and 14%.

Recent Accounting Pronouncements:

In February 2016, the FASB issued ASU 2016-02, Leases (Topic 842). The update requires an entity to recognize right-of-use assets and lease liabilities on its balance sheet and disclose key information about leasing arrangements. It also offers specific accounting guidance for a lessee, a lessor and sale and leaseback transactions. Lessees and lessors are required to disclose qualitative and quantitative information about leasing arrangements to enable a user of the financial statements to assess the amount, timing and uncertainty of cash flows arising from leases. The guidance will be effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years and early adoption is permitted. Further, the FASB issued ASU 2018-11, Leases (Topic 842) in July 2018 related to the optional transition method for implementing ASC 842. The Company will apply the practical expedient to not separate nonlease components from the associated lease component and instead to account for those components as a single component if the nonlease component otherwise would be accounted for under the new revenue guidance (ASC 606); and both of the following are met: (1) the timing and patterns of transfer of the nonlease component and associated lease are the same; and (2) the lease component, if accounted for separately, would be classified as  an operating lease. We will adopt ASC 842 using the modified retrospective transition approach. The Company has performed an assessment of the impact from implementation of this standard and does not expect any material changes to its leases of vessels. The vessels leases are considered to be financing transactions, where we do not expect any material changes from implementation of ASC 842.  Further, the Company has identified certain office lease contracts that are expected to result in non-material right-of-use assets and a lease liability. In determining the appropriate discount rate to use in calculating the present value of the Company’s contractual office lease payments, the Company will make significant judgement and assumptions to estimate the incremental borrowing rate as the rate implicit in the Company’s office lease contracts cannot be readily determined.

In August 2018, the FASB issued ASU 2018-14, Defined Benefit Plans (ASC 715), which amends ASC 715 to add, remove, and clarify disclosure requirements related to defined benefit pension and other postretirement plans. The standard will be effective for the first reporting period within annual periods beginning after December 15, 2020 and early adoption is permitted. Management does not expect the adoption of this accounting standard to have a material impact on the Company’s consolidated financial statements.
In June 2016, the FASB issued ASU 2016-13, Financial Instruments – Credit losses (ASC 326), which amends the guidance on the impairment of financial instruments. The standard adds an impairment model known as the current expected credit loss (“CECL”) model that is based on expected losses rather than incurred losses. Under the new guidance, an entity is required to recognize as an allowance its estimate of expected credit losses, which the FASB believes will result in more timely recognition of such losses. Unlike the incurred loss models under existing standards, the CECL model does not specify a threshold for the recognition of an impairment allowance. Rather, an entity will recognize its estimate of expected credit losses for financial assets as of the end of the reporting period. Credit impairment will be recognized as an allowance or contra-asset rather than as a direct write-down of the amortized cost basis of a financial asset. However, the carrying amount of a financial asset that is deemed uncollectible will be written off in a manner consistent with existing standards. The standard will be effective for the first reporting period within annual periods beginning after December 15, 2019 and early adoption is permitted. We are in the process of evaluating financial assets on our balance sheet for potential credit losses under the CECL model.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (ASC 820), which changes the fair value measurement disclosure requirements. The new disclosure requirements are: (1) changes in unrealized gains or losses included in other comprehensive income for recurring Level 3 fair value measurements held at the end of the reporting period; and (2) the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements. The standard will be effective for the first reporting period within annual periods beginning after December 15, 2019 and early adoption is permitted. Management does not have any level 3 fair value measurements and does not expect the adoption of this accounting standard to have a material impact on the Company’s consolidated financial statements.

Accounting standards implemented in 2018

Effective January 1, 2018, the Company adopted Revenue from Contracts with Customers (ASC 606), which superseded nearly all existing revenue recognition guidance under U.S. GAAP, applying the modified retrospective method. The Company recognized the cumulative effect of initially applying the new revenue standard as an adjustment to the opening balance of accumulated deficit. The comparative information has not been restated and continues to be reported under the accounting standards in effect for those periods. The Company has applied the cumulative-effect model to all contracts that were not completed at the date of initial application.

For vessels operating on spot charters, voyage revenues are recognized ratably over the estimated length of each voyage, on a load-to-discharge basis. Voyage expenses are capitalized between the discharge port, or contract date if later, and the load port if they qualify as fulfillment costs and are presented as Prepaid Expenses.

The implementation of this standard resulted in a reduction of Voyages in Progress of $5.3 million, a reduction of accrued voyage expenses of $0.6 million and recognition of capitalized spot charter contract fulfilment cost of $0.6 million, with the net effect of $4.1 million being recorded as an increase of Accumulated deficit per January 1, 2018. As of December 31, 2018 the closing balance of assets recognized from the costs to obtain or fulfil a contract was $1.1 million. Further, we are operating a fleet of Suezmax tankers organized as one segment. Our voyage contracts have a duration of one year or less and we applied the exemption related to disclosure of remaining performance obligations.

The effects of the adoption of ASC 606 has resulted in the following changes to our Consolidated Balance Sheets, Consolidated Statements of Operations and Consolidated Statement of Cash Flows for the twelve-months period ended December 31, 2018:

Effect on the Consolidated Balance sheets
In thousands of USD	As reported	Adjustments	Amounts before ASC606 adoption
ASSETS
Total Current Assets	112,945	6,991	119,936
Voyages in Progress	15,075	8,111	23,186
Prepaid Expenses	3,830	(1,120)	2,710
Total Non-Current Assets	958,166	0	958,166
TOTAL ASSETS	1,071,111	6,991	1,078,102
EQUITY AND LIABILITIES
Total Shareholders’ Equity	602,031	6,265	608,296
Total Current Liabilities	36,290	726	37,016
Accrued Voyage Expenses	5,063	726	5,789
Total Non-Current Liabilities	432,790	0	432,790
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	1,071,111	6,991	1,078,102

Effect on the Consolidated Statements of Operations
In thousands of USD	As reported	Adjustments	Amounts before ASC606 adoption
Voyage Revenues	289,016	2,819	291,835
Voyage Expenses	(165,012)	(627)	(165,639)
Net Operating Loss	(38,616)	2,193	(36,423)
Net Loss *	(95,306)	2,193	(93,113)
Total Comprehensive Loss	(95,438)	2,193	(93,245)

* Basic Loss per Share is impacted by $(0.02) from implementation of ASC 606 Revenue from Contracts with Customers

Effect on the Consolidated Statement of Cash Flows
In thousands of USD	As reported	Adjustments	Amounts before ASC606 adoption
Net Loss	(95,306)	2,193	(93,113)
Voyages in Progress	(5,059)	(2,819)	(7,879)
Prepaid Expenses and Other Current Assets	1,837	503	2,340
Accounts Payable and Accrued Liabilities	(7,112)	124	(6,988)
Net Cash (Used In)/Provided by Operating Activities	(16,103)	-	(16,103)

In January 2016, the FASB issued ASU 2016-01 Financial instruments, Overall (Subtopic 825-10), Recognition and Measurement of Financial Assets and Financial Liabilities. The amendments in this update require all equity investments to be measured at fair value with changes in the fair value recognized through net income (other than those accounted for under equity method of accounting or those that result in consolidation of the investee). As a result of the adoption of the standard, we present the change in the fair value of our marketable equity securities in our consolidated statements of operations. The implementation did not result in any adjustments to our opening balance at January 1, 2018. Our investment in Nordic American Offshore Ltd is measured at fair value as of December 31, 2018 without any mark to market loss or gain related to these equity securities recognized in net income in 2018.

No other new accounting policies have been adopted since December 31, 2017.